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EXHIBIT 10.3

                       COLLATERAL ASSIGNMENT OF FLOOD BOOK

         THIS COLLATERAL ASSIGNMENT is executed as of this 14 day August, 2001, by Bankers Underwriters, Inc., a Florida corporation with its principal place of business located in St. Petersburg, Florida (herein, "Pledgor").


                                R E C I T A L S:

         1. Insurance Management Solutions Group, Inc., a Florida corporation with its principal place of business located in St. Petersburg, Florida, (herein, "Lender") has established a line of credit (herein, "Credit Line") in favor of Bankers Insurance Group, Inc., a Florida corporation (herein, "Borrower"), in the amount of Five million ($5,000,000.00) dollars evidenced by Borrower's Master Promissory Note (herein, "Note") of even date herewith and in like principal amount.

         2. In connection with the establishment of the Credit Line, Borrower and Pledgor have executed and delivered the following documents, all dated of even date herewith (herein together with the within document shall be called, "Loan Documents") - Note, Credit and Security Agreement, Absolute Assignment of Flood Book (herein, "Absolute Assignment"), Further Assurances and Compliance Agreement and Stock Option Agreement.

         3. Borrower, as the immediate parent of Pledgor, has agreed to advance up to the entire amount of the proceeds of the Credit Line to Pledgor.

         4. Pledgor, as a Florida general insurance agent for Bankers Insurance Company and First Community Insurance Company is the owner of the Flood Book. For purposes hereof the Flood Book shall mean all of Pledgor's right, title and interest in and to all of the following, whether now owned or hereafter acquired, together with all replacements therefor and proceeds (including but without limitation, insurance policies) thereof:

                  Accounts and contract rights, as those terms are defined by the Uniform Commercial Code as adopted by the State of Florida, with insurance agents, including but not limited to general agents with respect to the sale of federal flood insurance

         5. Lender has, as a condition precedent to establishing such line of credit, required the execution of this Assignment.

         NOW, THEREFORE, in consideration of the aforesaid Credit Line as well as for other good and valuable consideration, Pledgor hereby grants to Lender a first lien security interest in and to the Flood Book to Lender as security for the repayment of all sums advanced on the Credit Line and for the performance by Borrower and Pledgor of all covenants and agreements under the Loan Documents in accordance with the following terms and conditions. Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in the Credit and Security Agreement dated of even date herewith between Lender and Borrower (herein, "Credit Agreement").


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         1. POWER OF ATTORNEY. Pledgor irrevocably nominates, constitutes and appoints Lender its true and lawful attorney in fact, with full power of substitution and revocation for it, in its name, place and stead and either in the name of Lender or in the name of Pledgor to assign any agency agreements between Pledgor and agents responsible for the production of federal flood insurance policies as well as any other instruments, agreements or certificates necessary or appropriate to give full force an effect to such assignment which assignment may be to Lender, to First Community Insurance Company or to such other party as Lender may, in the exercise of its absolute discretion select whether pursuant to the delivery of the Absolute Assignment or otherwise, but Lender shall not be under any duty to exercise any such authority or power or in any way be responsible for the collection of any sums owing under the Flood Book. All rights, powers and authority of said attorney-in-fact to exercise any and all rights and powers herein granted shall commence and be in full force and effect as of the date of this Agreement and such rights, powers and authority shall remain in full force and effect thereafter until the obligations of Borrower and Pledgor under the Loan Documents have been satisfied in full However, Lender shall not deliver the Absolute Assignment or otherwise exercise its rights under this Power of Attorney until there is an occurrence of an Event of Default hereunder. The power set forth herein is a power coupled with an interest.

         2. AFFIRMATIVE COVENANTS. Pledgor hereby covenants with Lender that until the obligations of Borrower and Pledgor under the Loan Documents have been satisfied in full and for so long as any amount remains outstanding under the Credit Line, Pledgor will keep the Flood Book free from all liens, encumbrances and security interests and pay and discharge when due all taxes, levies and other charges upon them and defend them against all claims of any kind.

         3. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Lender that it is the lawful owner and holder of the Flood Book described above, that:

                (a) Pledgor has good right to sell, transfer and assign the same as aforesaid.

                (b) There are no actions, suits or proceedings pending or, to the knowledge of Pledgor, threatened against or affecting it whether civil, criminal, administrative or investigative, and it is not in default with respect to any judgment, decision, order, writ, injunction, decree or demand of any court or governmental authority;

                (c) The consummation of the transactions hereby contemplated in performance of this Agreement or of any of the Loan Documents will not result in any breach of or constitute a default under any mortgage, deed of trust, lien, bank loan or credit agreement, corporate charter, by-law or other instrument to which Pledgor is a party, or by which it is bound or affected;

                (d) Pledgor is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida; Pledgor has all corporate powers to own its properties and to engage in the business it conducts, and is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of the business transacted by it or property owned by it make such qualification necessary;



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                (e)     All of the representations and warranties set forth in
                        this paragraph 3 shall survive the execution and delivery of this Agreement and the other Loan Documents until obligations of Borrower and Pledgor under the Loan Documents have been satisfied in full and all outstanding amounts due under the Credit Line are paid in full.

         4. EVENTS OF DEFAULT. The phrase Event of Default shall have the definition assigned to such phrase under the Credit Agreement, and any Event of Default under the Credit Agreement shall constitute an Event of Default hereunder.

         5. DEFAULT REMEDIES. Upon any Event of Default, all or any portion of amounts due or to become due from Borrower to Lender under the Note, shall, at the option of Lender, without demand, presentment or dishonor all of which Pledgor hereby waives, become at once due and payable, and Lender shall thereupon have all the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Florida. The failure or delay of Lender to exercise or enforce any rights, liens, powers or remedies hereunder or under any of the aforesaid agreements or other documents of security or Collateral shall not operate as a waiver of such liens, rights, powers and remedies, but all such liens, rights, powers and remedies shall continue in full force and effect until all loans and advances under the Credit Line shall have been fully satisfied.

         6. TERMINATION OF AGREEMENT. This Agreement shall terminate upon the satisfaction in full of all obligations of Borrower and Pledgor under the Loan Documents, including but not limited to payment in full of all amounts outstanding under the Loan Documents.

         7. MODIFICATION. No change or modification of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto.

         8. CAPTIONS. The paragraph captions as to contents of the particular paragraphs herein are inserted only for convenience and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular paragraph in which they are referred.

         9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which so executed shall deem to be an original and said counterpart shall, together constitute and be one and the same instrument.

         10. CONSTRUCTION OF AGREEMENT. Words of a gender used in this Agreement shall be held to include any other gender, the words in a singular number held to include the plural, when the sentence so requires.

         11. INVALIDATION. Should any part of this Agreement for any reason be declared invalid, such decision shall not effect the validity of any remaining portion, which remaining portion shall remain in force and effect as if the Agreement had been executed with the invalid portion thereof eliminated. It is, therefore, declared the intention of the parties hereto that each of them will have executed the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared void.

         12. ATTORNEY'S FEES. Subject to reasonable construction and sound business practices, if Borrower, Pledgor or Lender should bring a Court action alleging breach of this Agreement or seeking to enforce, rescind, renounce, declare, void or terminate this Agreement or



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any provisions thereof, the prevailing party shall be entitled to recover all of its legal expenses, including reasonable attorney's fees and costs (including legal expenses for any appeals taken), and to have the same awarded as part of the judgment in the proceeding in which such legal expenses and attorney's fees were incurred.

         13. APPLICABLE LAW/VENUE. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida, without regard to choice of law provisions. Further, the venue for any action brought to enforce any of the provisions hereof shall be in a state court of competent jurisdiction in Pinellas County, Florida and any action commenced in any other forum may be removed to a state court of competent jurisdiction in Pinellas County, Florida.

         IN WITNESS WHEREOF, Borrower has set its hand and seal the day and year first above written.

Signed sealed and delivered                     Bankers Insurance Group, Inc.
In the presence of:                             a Florida corporation


s/s Lisa M. Powell                              By:      G. Kristin Delano
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Signature                                       As its:  Secretary

s/s Harold David Holland
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Name legibly printed, typewritten or stamped

Signed sealed and delivered                     Bankers Underwriters, Inc.
In the presence of:                             a Florida corporation


s/s Lisa M. Powell                              By:      Richard Torra
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Signature                                       As its:  Corporate Secretary

s/s Harold David Holland
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Name legibly printed, typewritten or stamped